SLM Student Loan Trust 2004-10
Quarterly Servicing Report
Report Date: 12/31/2004	Reporting Period: 10/20/04-12/31/04

I. Deal Parameters

	Student Loan Portfolio Characteristics				10/20/2004*	Activity	12/31/2004
A	i	Portfolio Balance			$2,908,120,083.70	$898,475,818.88	$3,806,595,902.58
	ii	Interest to be Capitalized			4,371,748.04		5,584,787.19

	iii	Total Pool			$2,912,491,831.74		$3,812,180,689.77
	iv	Pre-Funding Account Balance			978,360,000.00		82,440.37
	v	Supplemental Principal Distribution Amount			0.00		0.00

	vi	Supplemented Pool			$3,890,851,831.74		$3,812,263,130.14
	vii	Specified Reserve Account Balance			9,727,129.58		9,530,657.83
	viii	Capitalized Interest Account Balance			30,000,000.00		30,000,000.00

	ix	Total Adjusted Pool			$3,930,578,961.32		$3,851,793,787.97

B	i	Weighted Average Coupon (WAC)			4.728%		4.518%
	ii	Weighted Average Remaining Term			274.49		276.32
	iii	Number of Loans			152,018		201,759
	iv	Number of Borrowers			92,040		120,058
	v	Aggregate Outstanding Principal Balance — T-Bill			$554,152,368.09		$334,960,923.42
	vi	Aggregate Outstanding Principal Balance — Commercial Paper			$2,367,592,088.55		$3,477,219,766.35

	Notes and Certificates			Spread/Coupon	Exchange Rate	Balance 10/20/04	Balance 1/25/05
C	i	A-1 Notes	78442GNA0	-0.020%	1.00000	$278,000,000.00	$190,764,735.52
	ii	A-2 Notes	78442GNB8	0.020%	1.00000	$566,000,000.00	$566,000,000.00
	iii	A-3 Notes	78442GNC6	0.090%	1.00000	$391,509,870.00	$391,509,870.00
	iv	A-4** Notes	XS0203062384	5.291%	1.78100	£331,000,000.00	£331,000,000.00
	v	A-5A Notes	78442GNE2	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	vi	A-5B Notes	78442GNF9	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	vii	A-6A Notes	78442GNG7	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	viii	A-6B Notes	78442GNH5	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	ix	A-7A Notes	78442GNJ1	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	x	A-7B Notes	78442GNK8	0.130%	1.00000	$250,000,000.00	$250,000,000.00
	xi	A-8*** Notes	XS0203069710	0.140%	1.22880	€408,000,000.00	€408,000,000.00
	xii	B Notes	78442GND4	0.370%	1.00000	$118,341,000.00	$118,341,000.00

	Reserve Account				10/20/2004		1/25/2005
D	i	Required Reserve Acct Deposit (%)			0.25%		0.25%
	ii	Reserve Acct Initial Deposit ($)			$9,750,261.00		$0.00
	iii	Specified Reserve Acct Balance ($)			$9,727,129.58		$9,530,657.83
	iv	Reserve Account Floor Balance ($)			$5,850,157.00		$5,850,157.00
	v	Current Reserve Acct Balance ($)			$9,750,261.00		$9,530,657.83

	Other Accounts				10/20/2004		1/25/2005
E	i	Pre-Funding Account			$978,360,000.00		$82,440.37
	ii	Remarketing Fee Accounts (aggregate)			$0.00		$0.00
	iii	Capitalized Interest Account			$30,000,000.00		$30,000,000.00
	iv	Principal Accumulation Accounts (aggregate)			$0.00		$0.00
	v	Supplemental Interest Accounts (aggregate)			$0.00		$0.00
	vi	Investment Reserve Accounts (aggregate)			$0.00		$0.00
	vii	Investment Premium Purchase Accounts (aggregate)			$0.00		$0.00

	Asset/Liability				10/20/2004		1/25/2005
F	i	Total Adjusted Pool			$3,930,578,961.32		$3,851,793,787.97
	ii	Total USD equivalent Notes			$3,944,712,270.00		$3,857,477,005.52
	iii	Difference			$(14,133,308.68)		$(5,683,217.55)
	iv	Parity Ratio			0.99642		0.99853

*Section I.A. data as of 10/20/04, the settlement date. Section I.B. data as of 9/22/04, the statistical cutoff date.
**A-4 Notes are denominated in Pounds Sterling.
***A-8 Notes are denominated in Euros

2

II. 2004-10 Transactions from: 10/20/2004 through 12/31/2004

A	Student Loan Principal Activity
	i	Regular Principal Collections	$35,331,206.75
	ii	Principal Collections from Guarantor	1,543,606.76
	iii	Principal Reimbursements	46,816,658.99
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$83,691,472.50

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$(13,599.70)
	ii	Capitalized Interest	(9,319,270.83)

	iii	Total Non-Cash Principal Activity	$(9,332,870.53)

C	Student Loan Principal Purchases		$(972,834,420.85)

D	Total Student Loan Principal Activity		$(898,475,818.88)

E	Student Loan Interest Activity
	i	Regular Interest Collections	$20,507,036.26
	ii	Interest Claims Received from Guarantors	19,939.53
	iii	Collection Fees/Returned Items	1,801.27
	iv	Late Fee Reimbursements	193,829.77
	v	Interest Reimbursements	208,029.72
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$20,930,636.55

F	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(2,025.42)
	ii	Capitalized Interest	9,319,270.83

	iii	Total Non-Cash Interest Adjustments	$9,317,245.41

G	Student Loan Interest Purchases		$(2,946,746.70)

H	Total Student Loan Interest Activity		$27,301,135.26

I	Non-Reimbursable Losses During Collection Period		$0.00

J	Cumulative Non-Reimbursable Losses to Date		$0.00

III. 2004-10 Collection Account Activity 10/20/2004 through 12/31/2004

A	Principal Collections
	i	Principal Payments Received	$25,958,845.36
	ii	Consolidation Principal Payments	10,915,968.15
	iii	Reimbursements by Seller	34,483.41
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	291.46
	vi	Re-purchased Principal	46,781,884.12

	vii	Total Principal Collections	$83,691,472.50

B	Interest Collections
	i	Interest Payments Received	$20,444,183.89
	ii	Consolidation Interest Payments	82,791.90
	iii	Reimbursements by Seller	(227.52)
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	93.94
	vi	Re-purchased Interest	208,163.30
	vii	Collection Fees/Return Items	1,801.27
	viii	Late Fees	193,829.77

	ix	Total Interest Collections	$20,930,636.55

C	Other Reimbursements		$377,802.29

D	Reserves In Excess of the Requirement		$219,603.17

E	Reset Period Target Amount Excess		$0.00

F	Funds Released from Supplemental Interest Account		$0.00

G	Investment Premium Purchase Account Excess		$0.00

H	Investment Reserve Account Excess		$0.00

I	Interest Rate Cap Proceeds		$0.00

J	Interest Rate Swap Proceeds		$0.00

K	Administrator Account Investment Income		$0.00

L	Trust Account Investment Income		$1,015,320.46

M	Funds Released from Capitalized Interest Account		$0.00

N	Supplemental Principal Distribution Amount		$0.00

O	Initial Deposits into Collection Account		$17,552,624.90

	TOTAL AVAILABLE FUNDS		$123,787,459.87

	LESS FUNDS PREVIOUSLY REMITTED:
		Servicing Fees	$(2,069,817.14)
		Consolidation Loan Rebate Fees	$(9,657,917.47)

P	NET AVAILABLE FUNDS		$112,059,725.26

Q	Servicing Fees Due for Current Period		$1,528,455.28

R	Carryover Servicing Fees Due		$0.00

S	Administration Fees Due		$25,000.00

T	Total Fees Due for Period		$1,553,455.28

IV. 2004-10 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		% *		Principal Amount		% *
STATUS	9/22/2004	12/31/2004	9/22/2004	12/31/2004	9/22/2004	12/31/2004	9/22/2004	12/31/2004	9/22/2004	12/31/2004
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%

Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	0.00	0.00	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT
Active
Current	4.567%	4.450%	134,219	144,848	88.292%	71.793%	$2,394,343,326.16	$2,523,652,198.25	82.118%	66.297%
31-60 Days Delinquent	6.700%	4.762%	1,225	10,087	0.806%	5.000%	34,586,147.69	181,571,438.23	1.186%	4.770%
61-90 Days Delinquent	6.754%	5.021%	700	5,161	0.460%	2.558%	19,867,492.99	87,826,467.01	0.681%	2.307%
91-120 Days Delinquent	6.863%	5.107%	393	3,198	0.259%	1.585%	10,420,621.20	48,665,635.90	0.357%	1.278%
> 120 Days Delinquent	6.938%	7.126%	525	1,083	0.345%	0.537%	14,035,972.46	22,320,109.70	0.481%	0.586%

Deferment
Current	4.704%	4.113%	7,571	18,925	4.980%	9.380%	194,227,290.24	431,913,397.55	6.661%	11.346%

Forbearance
Current	5.633%	4.844%	7,385	18,364	4.858%	9.102%	248,245,573.38	508,162,212.23	8.514%	13.350%

TOTAL REPAYMENT	4.727%	4.516%	152,018	201,666	100.000%	99.954%	$2,915,726,424.12	$3,804,111,458.87	100.000%	99.935%
Claims in Process (1)	0.000%	6.404%	0	93	0.000%	0.046%	$0.00	$2,484,443.71	0.000%	0.065%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
GRAND TOTAL	4.727%	4.518%	152,018	201,759	100.000%	100.000%	$2,915,726,424.12	$3,806,595,902.58	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months.
(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*Percentages may not total 100% due to rounding.

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V. 2004-10 Various Interest Accruals and Swap Payments

A	Borrower Interest Accrued During Collection Period			$31,568,448.37

B	Interest Subsidy Payments Accrued During Collection Period			1,339,143.89

C	SAP Payments Accrued During Collection Period			6,196,247.41

D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS)			1,015,320.46

E	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00

F	Consolidation Loan Rebate Fees			(9,657,917.47)

G	Net Expected Interest Collections			$30,461,242.66

H	Interest Rate Cap Payments Due to the Trust
				Cap

	i	Cap Notional Amount		$1,550,000,000.00

	ii	Libor (Interpolated first period)		2.08348%
	iii	Cap %		3.75000%

	iv	Excess Over Cap ( ii-iii )		0.00000%
	v	Cap Payments Due to the Trust		$0.00

I Currency Exchange Swaps

				A-4 Swap Calc

		SLM Student Loan Trust Pays:
		i	Notional Swap Amount (USD)	$589,511,000
		ii	3 Month USD-LIBOR	2.083480%
		iii	Spread	0.097000%

		iv	Pay Rate	2.180480%

		v	Gross Swap Payment Due Counterparty	$3,463,484.55
		vi	Days in Period
			10/20/2004 - 1/25/2005	97

		Counterparty Pays:
		i	Notional Swap Amount (EUR)	£331,000,000.00
		ii	Fixed Note Rate	0.00000%
		iii	Spread	0.00000%

		iv	Pay Rate	0.00000%

		v	Gross Swap Receipt Due Paying Agent	£—
		vi	Days in Period
			10/20/2004 - 10/25/2005	370

				A-8 Swap Calc

		SLM Student Loan Trust Pays:
		i	Notional Swap Amount (USD)	$501,350,400
		ii	3 Month USD-LIBOR	2.083480%
		iii	Spread	0.161500%

		iv	Pay Rate	2.244980%

		v	Gross Swap Payment Due Counterparty	$3,032,655.48
		vi	Days in Period
			10/20/2004 - 1/25/2005	97

		Counterparty Pays:
		i	Notional Swap Amount (EUR)	€408,000,000.00
		ii	3 Month EURIBOR	2.14600%
		iii	Spread	0.14000%

		iv	Pay Rate	2.28600%

		v	Gross Swap Receipt Due Paying Agent	€2,513,076.00
		vi	Days in Period
			10/20/2004 - 1/25/2005	97

VI. 2004–10 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.005559932	10/20/04–1/25/05	2.06348%	LIBOR

B	Class A-2 Interest Rate	0.005667710	10/20/04–1/25/05	2.10348%	LIBOR

C	Class A-3 Interest Rate	0.005856321	10/20/04–1/25/05	2.17348%	LIBOR

D	Class A-4 Interest Rate*	0.000000000	10/20/04–10/25/05	0.00000%	FIXED

E	Class A-5A Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

F	Class A-5B Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

G	Class A-6A Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

H	Class A-6B Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

I	Class A-7A Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

J	Class A-7B Interest Rate	0.005964099	10/20/04–1/25/05	2.21348%	LIBOR

K	Class A-8 Interest Rate	0.006159500	10/20/04–1/25/05	2.28600%	EURIBOR

L	Class B Interest Rate	0.006610766	10/20/04–1/25/05	2.45348%	LIBOR

*A-4 Note interest to be paid to noteholders annually on the October Distrubution Date.

VII. 2004-10 Inputs From Initial Period 10/20/2004

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,908,120,083.70
	ii	Interest To Be Capitalized	4,371,748.04

	iii	Total Pool	$2,912,491,831.74
	iv	Specified Reserve Account Balance	9,727,129.58
	v	Capitalized Interest	30,000,000.00

	vi	Total Adjusted Pool	$2,952,218,961.32

B	Total Note and Certificate Factor		1.000000000
C	Total Note Balance		$3,944,712,270.00

D	Note Balance 10/20/04		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B

	i	Current Factor	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$278,000,000.00	$566,000,000.00	$391,509,870.00	£331,000,000.00	$250,000,000.00	$250,000,000.00
	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	£-	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	£-	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	£-	$0.00	$0.00

E	Note Balance 10/20/04		Class A-6A	Class A-6B	Class A-7A	Class A-7B	Class A-8	Class B

	i	Current Factor	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$250,000,000.00	$250,000,000.00	$250,000,000.00	$250,000,000.00	€408,000,000.00	$118,341,000.00
	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	€-	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	€-	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	€-	$0.00

F	Reserve Account Balance		$9,750,261.00
G	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
H	Unpaid Administration fees from Prior Quarter(s)		$0.00
I	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
J	Interest Due on Unpaid Carryover Servicing Fees		$0.00

VIII. 2004-10 Trigger Events

A	Has Stepdown Date Occurred?	N
	The Stepdown Date is the earlier of (1) 4/26/2010 or (2) the first date on which no class A notes remain outstanding.

B	Note Balance Trigger	Y

	Class A Percentage	100.00%
	Class B Percentage	0.00%

IX. 2004-10 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds ( Section III-P )		$112,059,725.26	$112,059,725.26

B	Primary Servicing Fees-Current Month		$1,528,455.28	$110,531,269.98

C	Administration Fee		$25,000.00	$110,531,269.98

D	Aggregate Quarterly Funding Amount		$0.00	$110,531,269.98

E	Noteholder’s Interest Distribution Amounts
	i	Class A-1	$1,545,661.16	$108,960,608.82
	ii	Class A-2	$3,207,923.86	$105,752,684.96
	iii	Class A-3	$2,292,807.52	$103,459,877.44
	iv	Class A-4 USD payment to the swap counterparty	$3,463,484.55	$99,996,392.89
	v	Class A-5A	$1,491,024.72	$98,505,368.17
	vi	Class A-5B	$1,491,024.72	$97,014,343.45
	vii	Class A-6A	$1,491,024.72	$95,523,318.73
	viii	Class A-6B	$1,491,024.72	$94,032,294.01
	ix	Class A-7A	$1,491,024.72	$92,541,269.29
	x	Class A-7B	$1,491,024.72	$91,050,244.57
	xi	Class A-8 USD payment to the swap counterparty	$3,032,655.48	$88,017,589.09
	vii	Swap Termination Payments	$0.00	$88,017,589.09

		Total	$22,488,680.89

F	Class B Noteholders’ Interest Distribution Amount		$782,324.61	$87,235,264.48

G	Noteholder’s Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$87,235,264.48	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	v	Class A-5A	$0.00	$0.00
	vi	Class A-5B	$0.00	$0.00
	vii	Class A-6A	$0.00	$0.00
	viii	Class A-6B	$0.00	$0.00
	ix	Class A-7A	$0.00	$0.00
	x	Class A-7B	$0.00	$0.00
	xi	Class A-8 USD payment to the swap counterparty	$0.00	$0.00

		Total	$87,235,264.48

H	Supplemental Interest Account Deposit		$0.00	$0.00

I	Investment Reserve Account Required Amount		$0.00	$0.00

J	Class B Noteholder’s Principal Distribution Amount		$0.00	$0.00

K	Increase to the Specified Reserve Account Balance		$0.00	$0.00

L	Investment Premium Purchase Account Deposit		$0.00	$0.00

M	Carryover Servicing Fees		$0.00	$0.00

N	Remaining Swap Termination Fees		$0.00	$0.00

O	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$0.00

	Excess to Certificateholder		$0.00	$0.00

*     Principal amounts allocable to the A-4, A-5A, A-5B, A-6A, A-6B, A-7A, and A-7B Notes are deposited into their Accumulation Accounts for distribution on the related Reset Date.

X. 2004-10 Other Account Deposits and Reconciliations

A	Reserve Account
	i	Beginning of Period Account Balance	$9,750,261.00
	ii	Deposits to correct Shortfall	$0.00
	iii	Total Reserve Account Balance Available	$9,750,261.00
	iv	Required Reserve Account Balance	$9,530,657.83
	v	Shortfall Carried to Next Period	$0.00
	vi	Excess Reserve - Release to Collection Account	$219,603.17
	vii	End of Period Account Balance	$9,530,657.83

B	Pre-Funding Account
	i	Beginning of Period Account Balance	$978,360,000.00
	ii	Amount Paid, New Loan Purchases	$978,277,559.63
	iii	Funds Released to Collection Account	$0.00

	iv	End of Period Account Balance	$82,440.37

C	Capitalized Interest Account
	i	Beginning of Period Account Balance	$30,000,000.00
	ii	Capitalized Interest Release to the Collection Account	$0.00
	iii	End of Period Account Balance	$30,000,000.00

D	Remarketing Fee Account		Class A-4	Class A-5A	Class A-5B	Class A-6A	Class A-6B	Class A-7A	Class A-7B	Class A-8

	i	Next Reset Date	10/26/2009	7/25/2011	7/25/2011	10/25/2011	10/25/2011	1/25/2012	1/25/2012	10/27/2014
	ii	Reset Period Target Amount	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iii	Quarterly Required Amount	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Beginning of Period Account Balance (net of investment earnings)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Quarterly Funding Amount	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vi	Reset Period Target Amount Excess	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	End of Period Account Balance (net of investment earnings)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

E	Accumulation Accounts		Class A-4	Class A-5A	Class A-5B	Class A-6A	Class A-6B	Class A-7A	Class A-7B

	i	Accumulation Account Beginning Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Principal deposits for payment on the next Reset Date	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iii	Principal Payments to the Noteholders on Reset Date	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Ending Accumulation Account Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

F	Supplemental Interest Account		Class A-4	Class A-5A	Class A-5B	Class A-6A	Class A-6B	Class A-7A	Class A-7B

	i	Three Month Libor Determined (Interpolation for initial period)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	ii	Investment Rate	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	iii	Difference	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	iv	Supplemental Interest Account Beginning Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Funds Released into Collection Account	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vi	Number of Days Through Next Reset Date	1,735	2,372	2,372	2,464	2,464	2,556	2,556
	vii	Supplemental Interest Account Deposit Amount	n/a	n/a	n/a	n/a	n/a	n/a	n/a

G	Investment Premium Purchase Account		Class A-4	Class A-5A	Class A-5B	Class A-6A	Class A-6B	Class A-7A	Class A-7B

	i	Beginning of Period Account Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Required Quarterly Deposit	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iii	Carryover amounts from previous periods	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Eligible Investments Purchase Premium Paid	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Funds Released into Collection Account	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	vi	End of Period Account Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Investment Reserve Account		Class A-4	Class A-5A	Class A-5B	Class A-6A	Class A-6B	Class A-7A	Class A-7B

	i	Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Requirement	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iii	Funds Released into Collection Account	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Have there been any downgrades to any eligible investments?	N	N	N	N	N	N	N

XI. 2004-10 Distributions

A	Distribution Amounts			Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B
	i	Quarterly Interest Due		$1,545,661.16	$3,207,923.86	$2,292,807.52	£-	$1,491,024.72	$1,491,024.72
	ii	Quarterly Interest Paid		1,545,661.16	3,207,923.86	2,292,807.52	-	1,491,024.72	1,491,024.72

	iii	Interest Shortfall		$0.00	$0.00	$0.00	£-	$0.00	$0.00

	iv	Quarterly Principal Due		$92,918,482.03	$0.00	$0.00	£-	$0.00	$0.00
	v	Quarterly Principal Paid		87,235,264.48	0.00	0.00	-	0.00	0.00

	vi	Quarterly Principal Shortfall		$5,683,217.55	$0.00	$0.00	£-	$0.00	$0.00

	vii	Total Distribution Amount		$88,780,925.64	$3,207,923.86	$2,292,807.52	£-	$1,491,024.72	$1,491,024.72
B	Distribution Amounts (cont’d)			Class A-6A	Class A-6B	Class A-7A	Class A-7B	Class A-8	Class B
	i	Quarterly Interest Due		$1,491,024.72	$1,491,024.72	$1,491,024.72	$1,491,024.72	€2,513,076.00	$782,324.61
	ii	Quarterly Interest Paid		1,491,024.72	1,491,024.72	1,491,024.72	1,491,024.72	2,513,076.00	782,324.61

	iii	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	€-	$0.00

	iv	Quarterly Principal Due		$0.00	$0.00	$0.00	$0.00	€-	$0.00
	v	Quarterly Principal Paid		0.00	0.00	0.00	0.00	-	0.00

	vi	Quarterly Principal Shortfall		$0.00	$0.00	$0.00	$0.00	€-	$0.00

	vii	Total Distribution Amount		$1,491,024.72	$1,491,024.72	$1,491,024.72	$1,491,024.72	€2,513,076.00	$782,324.61

C	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance	10/20/2004*	$3,944,712,270.00
	ii	Adjusted Pool Balance	12/31/04	3,851,793,787.97

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)		$92,918,482.03

	iv	Adjusted Pool Balance	10/20/2004*	$3,930,578,961.32
	v	Adjusted Pool Balance	12/31/04	3,851,793,787.97

	vi	Current Principal Due (iv-v)		$78,785,173.35
	vii	Notes Issued Exceeding Adjusted Pool Balance		14,133,308.68

	viii	Principal Distribution Amount (vi + vii)		$92,918,482.03

	x	Principal Distribution Amount Paid		$87,235,264.48

	xi	Principal Shortfall (viii — ix)		$5,683,217.55

D	Total Principal Distribution
	i	USD		$87,235,264.48
	ii	GBP		£-
	iii	EUR		€-

E	Total Interest Distribution
	i	USD		$16,774,865.47
	ii	GBP		£-
	iii	EUR		€2,513,076.00

F	Note Balances			10/20/2004	1/25/2005
	i	A-1 Note Balance	78442GNA0	$278,000,000.00	$190,764,735.52
		A-1 Note Pool Factor		1.000000000	0.686204085

	ii	A-2 Note Balance	78442GNB8	$566,000,000.00	$566,000,000.00
		A-2 Note Pool Factor		1.000000000	1.000000000

	iii	A-3 Note Balance	78442GNC6	$391,509,870.00	$391,509,870.00
		A-3 Note Pool Factor		1.000000000	1.000000000

	iv	A-4 Note Balance	XS0203062384	£331,000,000.00	£331,000,000.00
		A-4 Note Pool Factor		1.000000000	1.000000000

	v	A-5A Note Balance	78442GNE2	$250,000,000.00	$250,000,000.00
		A-5A Note Pool Factor		1.000000000	1.000000000

	vi	A-5B Note Balance	78442GNF9	$250,000,000.00	$250,000,000.00
		A-5B Note Pool Factor		1.000000000	1.000000000

	vii	A-6A Note Balance	78442GNG7	$250,000,000.00	$250,000,000.00
		A-6A Note Pool Factor		1.000000000	1.000000000

	viii	A-6B Note Balance	78442GNH5	$250,000,000.00	$250,000,000.00
		A-6B Note Pool Factor		1.000000000	1.000000000

	ix	A-7A Note Balance	78442GNJ1	$250,000,000.00	$250,000,000.00
		A-7A Note Pool Factor		1.000000000	1.000000000

	x	A-7B Note Balance	78442GNK8	$250,000,000.00	$250,000,000.00
		A-7B Note Pool Factor		1.000000000	1.000000000

	xi	A-8 Note Balance	XS0203069710	€408,000,000.00	€408,000,000.00
		A-8 Note Pool Factor		1.000000000	1.000000000

	xii	B Note Balance	78442GND4	$118,341,000.00	$118,341,000.00
		B Note Pool Factor		1.000000000	1.000000000

XII. 2004-10 Historical Pool Information

			10/20/04-12/31/04
Beginning Student Loan Portfolio Balance			$2,908,120,083.70

	Student Loan Principal Activity
	i	Regular Principal Collections	$35,331,206.75
	ii	Principal Collections from Guarantor	1,543,606.76
	iii	Principal Reimbursements	46,816,658.99
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$83,691,472.50
	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$(13,599.70)
	ii	Capitalized Interest	(9,319,270.83)

	iii	Total Non-Cash Principal Activity	$(9,332,870.53)

	Student Loan Principal Purchases		$(972,834,420.85)

(-)	Total Student Loan Principal Activity		$(898,475,818.88)

	Student Loan Interest Activity
	i	Regular Interest Collections	$20,507,036.26
	ii	Interest Claims Received from Guarantors	19,939.53
	iii	Collection Fees/Returned Items	1,801.27
	iv	Late Fee Reimbursements	193,829.77
	v	Interest Reimbursements	208,029.72
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$20,930,636.55

	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(2,025.42)
	ii	Capitalized Interest	9,319,270.83

	iii	Total Non-Cash Interest Adjustments	$9,317,245.41

	Student Loan Interest Purchases		$(2,946,746.70)

	Total Student Loan Interest Activity		$27,301,135.26
(=)	Ending Student Loan Portfolio Balance		$3,806,595,902.58
(+)	Interest to be Capitalized		$5,584,787.19

(=)	TOTAL POOL		$3,812,180,689.77

(+)	Pre-Funding Account Balance		$82,440.37

(+)	Supplemental Principal Distribution Amount		0.00

(=)	Supplemented Pool		$3,812,263,130.14

(+)	Reserve Account Balance		$9,530,657.83

(+)	Capitalized Interest Account Balance		$30,000,000.00

(=)	Total Adjusted Pool		$3,851,793,787.97